UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 7, 2005

NEW CENTURY FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32314	56-2451736
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 440-7030

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On January 10, 2005, New Century Mortgage Corporation, an indirect wholly owned subsidiary of the registrant (“NCMC”), NC Residual II Corporation, an indirect wholly owned subsidiary of the registrant (“NCRII”), NC Capital Corporation, an indirect wholly owned subsidiary of the registrant (“NC Capital”), New Century Credit Corporation, a direct wholly owned subsidiary of the registrant (“NCCC”) and IXIS Real Estate Capital Inc. (formerly known as CDC Mortgage Capital Inc.) (“IXIS”) entered into Amendment No. 2 (the “Amendment”) to the Third Amended and Restated Master Repurchase Agreement, dated as of September 10, 2004, by and among NCMC, NCRII, NC Capital, NCCC and IXIS, as amended (the “Master Repurchase Agreement”). The purpose of the Amendment was to amend the definition of “Interest-Only Sub-Limit” in the Master Repurchase Agreement. The Amendment is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

SECTION 8 – OTHER EVENTS

Item 8.01. Other Events.

On January 7, 2005 the registrant issued a press release providing fourth quarter 2004 distribution information and notice to tax-exempt, non-U.S. and net operating loss stockholders. A copy of the press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Safe Harbor Regarding Forward-Looking Statements

Certain statements contained in the press release, which is provided as Exhibit 99.1 to this Current Report on Form 8-K, may be deemed to be forward-looking statements under federal securities laws and the registrant intends that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, without limitation, statements regarding the registrant’s ability to pay dividends in 2005 and whether a material portion of the registrant’s 2005 dividends will represent excess inclusion income. The registrant cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements. Such factors include, without limitation, the following: (i) the condition of the U.S. economy and financial system; (ii) the interest rate environment; (iii) the condition of the markets for whole loans and mortgage-backed securities; (iv) the stability of residential property values; (v) the registrant’s ability to comply with the requirements applicable to real estate investment trusts (REITs); (vi) the registrant’s ability to continue to maintain low loan acquisition costs; (vii) the potential effect of new state or federal laws and regulations; (viii) the effect of increasing competition in the registrant’s sector; (ix) the registrant’s ability to maintain adequate credit facilities to finance its business; (x) the outcome of litigation or regulatory actions pending against the registrant; and (xi) the ability of the registrant’s servicing platform to maintain high performance standards. Additional information on these and other factors is contained in the Annual Report of New Century TRS Holdings, Inc., the direct wholly owned subsidiary of the registrant (“New Century TRS”), on Form 10-K for the year ended December 31, 2003, as amended, and the other periodic filings of the registrant and New Century TRS with the Securities and Exchange Commission. The registrant assumes no obligation to update the forward-looking statements contained in the press release, which is provided as Exhibit 99.1 to this Current Report.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Amendment No. 2 to Third Amended and Restated Master Repurchase Agreement, dated as of January 10, 2005, by and among New Century Mortgage Corporation, NC Residual II Corporation, NC Capital Corporation, New Century Credit Corporation and IXIS Real Estate Capital Inc. (formerly known as CDC Mortgage Capital Inc.).

99.1	Press release of the registrant, dated January 7, 2005, providing fourth quarter 2004 distribution information and notice to tax-exempt, non-U.S. and net operating loss stockholders.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY FINANCIAL CORPORATION

January 12, 2005	By:	/s/ Robert K. Cole
Robert K. Cole
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Amendment No. 2 to Third Amended and Restated Master Repurchase Agreement, dated as of January 10, 2005, by and among New Century Mortgage Corporation, NC Residual II Corporation, NC Capital Corporation, New Century Credit Corporation and IXIS Real Estate Capital Inc. (formerly known as CDC Mortgage Capital Inc.).

99.1	Press release of the registrant, dated January 7, 2005, providing fourth quarter 2004 distribution information and notice to tax-exempt, non-U.S. and net operating loss stockholders.